EXHIBIT 32.2
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CERTIFICATION OF PERIODIC REPORT

I, Marvin F. Romanow, Executive Vice President and Chief Financial Officer of Nexen Inc., a Canadian Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:    July 15, 2005                               /s/ Marvin F. Romanow
                                                     ---------------------------
                                                     Marvin F. Romanow
                                                     Executive Vice President
                                                     and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Nexen Inc. and shall be retained by Nexen Inc. and furnished to the Securities and Exchange Commission or its staff upon request.